Exhibit 4.1

NUMBER	SHARES

REPUBLIC COMPANIES GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR	COMMON STOCK
DEFINITIONS AND RESTRICTIONS	PAR VALUE $.01 PER SHARE
CUSIP 760349 10 0

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

REPUBLIC COMPANIES GROUP, INC.

transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

DATED:

COUNTERSIGNED AND REGISTERED	[CORPORATE SEAL]	/S/ PARKER W. RUSH
MELLON INVESTOR SERVICES, LLC		PRESIDENT
TRANSFER AGENT AND REGISTRAR

By:		/S/ MICHAEL E. DITTO
	AUTHORIZED SIGNATURE	SECRETARY

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT -	_______________ Custodian________________
(Custodian) (Minor)
TEN ENT	–	as tenants by the entireties		under Uniform Gifts to Minors
Act ______________________
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                       hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

______________________________________________________________________________________________________Shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _______________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________.

X

X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signatures Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGBILE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLlON PROGRAM), PURSUANT TO SEC RULE 17Ad-15.